Exhibit 99.2

Company Presentation

December 5, 2006

This presentation contains forward-looking statements. These forward-looking statements are not historical facts, but rather our beliefs and expectations and are based on our current expectations, estimates, projections, beliefs and assumptions about our Company and industry. Words such as "anticipates," "expects," "intends," "plans,"
"believes," "seeks," "estimates" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Some of these risks include, among other things:

adverse changes in the real estate markets;

interest rate fluctuations;

risks associated with our indirect investment in subordinated CMBS;

general economic and business conditions, which will, among other things, affect the availability and credit worthiness of prospective tenants, lease rents and the terms and availability of financing for properties financed by mortgage revenue bonds we own;

changes in applicable laws and regulations;

our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments;

risk of default associated with the mortgage revenue bonds and other securities held by us or our subsidiaries;

the risk that relationships with key investors and developers may not continue;

our ability to generate fee income may not continue; and

risks related to the form and structure of our financing arrangements.

These risks and uncertainties are described in the section captioned “Risk Factors” of our Form 10-K, which was filed with the Securities and Exchange Commission on March 15, 2006 and our Form 10-Q, which was filed with the Securities and Exchange Commission on November 13, 2006. We caution you not to place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation.

Presentation Outline

I.

The Evolution of our Strategy

II.

Building the Nation’s Leading Real Estate Finance and Investing Business

II.

Financial Overview

The Evolution of our Strategy

History of CharterMac and Predecessors

1972

1997

1986

1987

2001

2005

2002

1996

The Early Years

The Premier Tax Credit
Equity Syndicator

The Leading One-Stop Shop

For Affordable Housing

2006

Creating the Dominant

Force in Multifamily Finance

Building the Nation’s

Leading Real Estate

Finance and Investing
Business

The Early Years

1972

Stephen M. Ross
starts Related
Housing Corp., to
develop and finance
government assisted
housing.

1975

Related begins
syndicating real
estate for third
parties.

1983

After changes in the
tax laws, Related
taps the public equity
markets, raising $50
million to invest in
government assisted
housing.

1986

Related rolls out its
first of three tax-
exempt bond funds;
The Tax Reform Act
creates the Low
Income Housing Tax
Credit.

1972 - 1986

The Premier Tax Credit Equity Syndicator

1987

Related launches its
first retail LIHTC
fund, raising $79
million from
individual investors.

1993

After the LIHTC
becomes a
permanent part of the
tax-code, Related
launches its first
corporate fund,
raising $29 million
from 4 investors.

1996

Related begins
laying the
groundwork to bring
Charter Municipal
Mortgage
Acceptance
Company public.

1987 - 1996

Investors

Freddie Mac

RR Donnelly

USAA

Transamerica

CHARTER/MAC
MUNICIPAL MORTGAGE
ARCap
AMERICAN MORTGAGE ACCEPTANCE COMPANY
PW Funding

The Leading One Stop Shop for Affordable Housing

1997

CharterMac lists on
the AMEX; The
Company is
externally advised by
RCC, has $350
million of tax-
exempt bonds and no
debt.

1999

AMAC lists on the
AMEX with $58
million in
government insured
mortgages and no
debt.

2000

CharterMac buys
preferred shares in
ARCap. Together
with AMAC, they
own close to 22% of
the company.

2001

CharterMac acquires
PW Funding,
diversifying into
mortgage banking
and acquiring a
Fannie Mae DUS
license and $2.6B in
mortgage servicing.

1997 - 2001

Creating the Dominant Force in Multifamily Finance

2002

2003

CharterMac
completes the
acquisition of RCC,
internalizing
management and
diversifying into
fund management.

2004

CharterMac agrees to
acquire Capri Capital
Finance, doubling
the size of its
mortgage banking
portfolio and
entering the pension
fund advisory
business.

2005

AMAC’s
shareholders approve
a shift in investment
strategy and leverage
policy, which enables
CharterMac to launch
CharterMac Direct.

2002 - 2005

CharterMac
completes its first
credit enhancement
transaction, entering
into a back to back
swap with Merrill
Lynch to guarantee a
LIHTC fund.

Building the Nation’s Leading Real Estate Finance and
Investing Business

CENTERBROOK FINANCIAL LLC
Charter Mac
ARCap
AMAC
Charter Mac

2006 – A Year of Transition and Major Milestones

January

August

CharterMac
completes the
acquisition of
ARCap, broadening
its fund management
business and
transforming its
servicing platform.

September

CharterMac
introduces
CharterMac Urban
Capital, a $135
million investment
funds with CalPERS.

November

AMAC closes its first
Commercial Real
Estate Collateralized
Debt Obligation
offering, selling $362
million of notes
secured by a $400
million loan portfolio.

2006

CharterMac
introduces the first
phase of Centerbrook
Financial, a credit
support products
company formed
with IXIS Capital
Markets.

Business Strategy

Premier
Capital Provider
to Real Estate Developers
and Owners

Premier
Real Estate
Fund Manager

Fully–Integrated
Real Estate Platform and
Capital Markets Expertise

Direct Loan Investments

Tax Credit Investments

High Yield CMBS
Investments

Agency Investments

Conduit/Insurance
Company Investments

Preferred Equity
Investments

AMAC Advisory

First Mortgage Debt

Mezz/Bridge Debt

B-Notes

Tax Credit Equity

Joint Venture Equity

Tax- Exempt Bonds

Credit Intermediation

Growth Strategy

Premier Capital
Provider

To Real Estate
Developers and
Owners

Premier Real
Estate Fund
Manager

Offer competitive products at
every level of a property’s
capital structure and across all
property types

Grow market share in existing
markets and enter new domestic
and international markets

Capture more business from
existing clients and expand
client base

Offer new investment products
for existing investor base
(pension funds, banks, GSEs,
insurance companies, funds,
etc.)

Access new investors, both
domestically and internationally

CharterMac®

Asset Management

- Construction Monitoring
- Workouts/ Special Servicing
  - -Affordable
  - -Commercial
- Primary Servicing
- Surveillance/ Asset Management
  - -Affordable
  - -Commercial

Affordable Housing

- Originations
- Fund Management
- Fund Reporting
- Fund Marketing
- Capital Transactions

Property Types:

- Affordable multifamily

Product Types:

- Tax Credit Equity
- Tax-Exempt Mortgages

Sources of Capital:

- Institutional Tax Credit Funds
- Balance Sheet

Commercial Real Estate

- Originations
- Fund Management
- Fund Reporting
- Fund Marketing
- Closing

Property Types:

- Multifamily
- Office
- Retail
- Industrial
- Other

Product Types:

- 1st Mortgages
- Mezzanine Loans
- Bridge Loans
- B-Notes
- Equity - real estate
- CMBS
- Equity - securities

Sources of Capital:

- GSEs (Fannie/Freddie)
- Life Companies
- Pension Funds
- AMAC/ARESS Funds
- Conduits
- CMBS Funds
- CUC Fund
- Endowments
- Foundations
- High-net worth individuals

Credit Support Products

- Originations
- Credit
- Portfolio Management

CharterMac Capital Solutions

Future Business Groups

Financial Overview

1. At December 1, 2006

2. Based on trailing twelve month CAD ended September 30, 2006

3. Estimated tax-exempt dividend for tax year 2006.  Actual tax-exempt percentage is subject to performance for full year

4. At September 30, 2006

5. YTD at September 30, 2006

Key Financial Metrics

Share price

$21.37(1)

Annualized dividend per share

$1.68

Dividend yield

7.9%(1)

Dividend payout ratio

91.8%(2)

Percent of dividend that is tax-exempt

80% - 85%(3)

Return on equity

10.7%(2,4)

Debt to total assets

53.1%(4)

Weighted average cost of debt

5.12%(4)

Interest coverage

2.6x(4)

Price/CAD ratio

10.8x(2,4)

Price/book ratio

1.38x(1)

Balance Sheet Highlights – Assets

1. Includes approx. $24 million of 6 month securities.

2. Debt service coverage and occupancy reported for stabilized properties only.

3. Five year yield, net of management estimates of future impairments.

4. All results are adjusted to exclude Consolidated Partnerships.

.

($000s)

9/30/2006

Assets

Cash/Short Term Securities(1)

$181,272

Multi-Family Revenue Bonds

2,697,298

CMBS Re-Remic Certificates

107,372

Loans and Notes Receivable

105,669

Equity Investments

112,022

Receivables and Other Assets

254,781

Goodwill and Intangibles

552,677

Total Assets

$4,011,091

Liabilities

Securitized Debt

$1,682,253

Debt Facilities

448,213

Preferred Debt

377,500

Payables and Other Liabilities

247,501

Total Liabilities

$2,755,467

Equity

Minority Interests

$  251,940

CRA Preferred

203,967

Common Equity

799,717

Total Equity

$1,255,624

Multi-Family Revenue Bonds

Outstanding Principal Amount

$2,591,464

Tax-Exempt/Taxable

99% / 1%

Number of Bonds/Properties/Units

288 / 259 / 54,501

Weighted Avg. Maturity/Prepayment Lockout

34 Years / 13 years

Weighted Avg. Interest Rate

6.7%

% Stabilized/Lease-Up/Construction-Rehab

41% /  33% / 26%

Weighted Avg. Occupancy/DSC(2)

94% / 1.10x

Goodwill and Intangibles

Goodwill

$349,418

Mortgage Servicing Rights

72,788

Other Intangibles

130,471

CMBS Re-Remic Certificates

Market Value

$107,372

Weighted Avg. Yield(3)

9.0%

Weighted Avg. Life

8.3 Years

Percentage Rated Investment Grade

61%

Loans and Notes Receivable

Mortgage Loans Held For Sale

$58,637

Notes Receivable

47,032

Equity Investments

Equity Interest in LIHTC Properties

$55,512

Co-Investment in Managed Funds

56,510

1. $104 million of the preferred debt is not subject to mandatory redemption and is shown as mezzanine equity on our GAAP balance sheet.

2. Rate at period end. Includes all fees and the impact of derivative instruments.

3. Weighted average term to initial remarketing date.

Balance Sheet Highlights – Liabilities

Securitized Debt

Floating

Balance

$1,227,253

Weighted Avg. Rate(2)(Indexed off of BMA)

4.51%

Portion of Debt Hedged

$450,000 / 36.7%

Fixed

Balance

$455,000

Weighted Avg. Rate

4.61%

Average Term

8 Years

Debt Facilities

Term Loan

Loan Size

$250,000

Outstanding Balance

250,000

Spread

LIBOR  +  2.50%

Rate at Period End(2)

7.90%

Portion of Debt Hedged

$250,000 / 100%

Revolver

Facility Size

$250,000

Outstanding Balance

90,000

Spread

LIBOR + 1.75%

Rate at Period End(2)

7.15%

Portion of Debt Hedged

$25,000 / 28%

Mortgage Banking Warehouse Facility

Facility Size

$175,000

Outstanding Balance

59,837

Spread

LIBOR + 0.87%

Rate at Period End(2)

6.27%

Portion of Debt Hedged

$0.0 /  0%

Repurchase Facilities

Total Capacity

$73,031

Outstanding Balance

48,376

Weighted Avg. Spread

LIBOR + 0.47%

Weighted Avg. Rate at Period End(2)

5.87%

Portion of Debt Hedged

$30,364 /  63%

Preferred Debt

Mandatory Redemption / No Mandatory Redemption

$273,500 / $104,000

Weighted Avg. Fixed Rate

6.655%

Weighted Avg. Maturity(3)

5.85 years

($000s)

9/30/2006

Assets

Cash/Short Term Securities

$181,272

Multi-Family Revenue Bonds

2,697,298

CMBS Re-Remic Certificates

107,372

Loans and Notes Receivable

105,669

Equity Investments

112,022

Receivables and Other Assets

254,781

Goodwill and Intangibles

552,677

Total Assets

$4,011,091

Liabilities

Securitized Debt

$1,682,253

Debt Facilities

448,213

Preferred Debt(1)

377,500

Payables and Other Liabilities

247,501

Total Liabilities

$2,755,467

Equity

Minority Interests

$  251,940

CRA Preferred

203,967

Common Equity

799,717

Total Equity

$1,255,624

Balance Sheet Highlights – Equity

Minority Interests

SCUs

Amount

$236,865

Shares Outstanding

14,825,311

Payable pari-passu with common. Equal to 1.39 times the common dividend

SMUs

Amount

$6,994

Shares Outstanding

464,313

Payable pari-passu with common. Equal to $1.69 subject to an adjustment in the amount of 95% of the % increase or decrease in dividends to common

SCIs

Amount

$4,822

Shares Outstanding

267,765

Payable pari-passu to common. Equal to $1.72 subject to an adjustment in the amount of 95% of the % increase or decrease in dividends to common

CRA Preferred

4.4% Preferred

Amount

$104,498

Fixed Rate

4.4%

Convertible to common after July 2008 at a rate of approx. 1.8 shares to 1

Convertible CRA Preferred

Amount

$99,470

Payable pari-passu with common shareholders

A Majority of these shares are convertible to common on a 1-1 basis

($000s)

9/30/2006

Assets

Cash/Short Term Securities(1)

$181,272

Multi-Family Revenue Bonds

2,697,298

CMBS Re-Remic Certificates

107,372

Loans and Notes Receivable

105,669

Equity Investments

112,022

Receivables and Other Assets

254,781

Goodwill and Intangibles

552,677

Total Assets

$4,011,091

Liabilities

Securitized Debt

$1,682,253

Debt Facilities

448,213

Preferred Debt

377,500

Payables and Other Liabilities

247,501

Total Liabilities

$2,755,467

Equity

Minority Interests

$  251,940

CRA Preferred

203,967

Common Equity

799,717

Total Equity

$1,255,624

Common Equity

Shares Outstanding

51,315,000

Average Book Value per Share

$16.19

Debt and Interest Rate Sensitivity

Debt and Hedging

Interest Rate Sensitivity

1.  Rate at period end.  Includes all fees and the impact from derivatives

$142,849

Net Floating Rate Debt Exposure

305,364

Derivatives

-

Fixed Rate

$448,213

Floating Rate

Debt

LIBOR Based Debt

$777,253

Net Floating Rate Debt Exposure

450,000

Derivatives

455,000

Fixed Rate

$1,227,253

Floating Rate

Debt

BMA Based Debt

Changes in BMA

(%)

CAD ($ in MM)

CAD/Share

-1.00%

$2.80

$0.05

-0.50%

$1.40

$0.02

0.00%

(1)

$0.00

$0.00

0.50%

-$1.40

-$0.02

1.00%

-$2.80

-$0.05

Changes in LIBOR

(%)

CAD ($ in MM)

CAD/Share

-1.00%

$0.90

$0.01

-0.50%

$0.40

$0.01

0.00%

(1)

$0.00

$0.00

0.50%

-$0.40

-$0.01

1.00%

-$0.90

-$0.01

1. Base case projections reflect current forward yield curve

+/- Change in

BMA

+/- Change in

LIBOR

Current Ratings

Corporate Ratings/Term Loan and Revolver Ratings

Standard & Poor’s – BB

Moody’s Investor Services – Ba3

Equity Issuer Trust Ratings

Entity – A2 (Moody’s)

Series A preferred stock – A3 (Moody’s)

Series B preferred stock – Baa1(Moody’s)

ARCap Servicing, Inc.

Primary Servicing – CPS2 by Fitch

Special Servicing – “1” by Fitch; “Strong” by Standard & Poor’s

Centerbrook

Senior Debt – AAA/Aaa (S&P/Moody’s)

Mezzanine Debt – A+/A1 (S&P/Moody’s)

Questions and Answers